Income Taxes	12 Months Ended
Jul. 01, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The provisions for income taxes, computed by applying the U.S. statutory rate to income before taxes, as reconciled to the actual provisions were:

	Fiscal Year Ended
	July 1, 2017		July 2, 2016		June 27, 2015
	Amount	Percentage	Amount	Percentage	Amount	Percentage
	(millions)
Income before provision for income taxes:
United States	$365.5	48.2%	$357.5	57.1%	$361.2	59.1%
Foreign	393.5	51.8	269.1	42.9	250.4	40.9
Total income before provision for income taxes	$759.0	100.0%	$626.6	100.0%	$611.6	100.0%

Tax expense at U.S. statutory rate	$265.7	35.0%	$219.3	35.0%	$214.0	35.0%
State taxes, net of federal benefit	15.1	2.0	11.2	1.8	26.4	4.3
Effects of foreign operations	(86.7)	(11.4)	(53.7)	(8.6)	(79.7)	(13.0)
Effects of foreign tax credits and acquisition reorganization	(12.3)	(1.6)	(19.6)	(3.1)	9.3	1.5
Other, net	(13.8)	(1.9)	8.9	1.4	39.2	6.4
Taxes at effective worldwide rates	$168.0	22.1%	$166.1	26.5%	$209.2	34.2%
Current and deferred tax provision (benefit) was:

	Fiscal Year Ended
	July 1, 2017		July 2, 2016		June 27, 2015
	Current	Deferred	Current	Deferred	Current	Deferred
	(millions)
Federal	$42.9	$56.4	$145.8	$(52.0)	$142.9	$10.5
Foreign	39.7	7.4	46.8	2.2	9.8	13.8
State	7.4	14.2	25.8	(2.5)	35.0	(2.8)
Total current and deferred tax provision (benefit)	$90.0	$78.0	$218.4	$(52.3)	$187.7	$21.5

The components of deferred tax assets and liabilities were:

	July 1, 2017	July 2, 2016
	(millions)
Share-based compensation	$64.8	$68.5
Reserves not deductible until paid	39.2	54.1
Deferred rent	22.7	27.9
Employee benefits	40.9	48.3
Basis difference in foreign investments	1.1	21.5
Net operating loss	199.2	176.7
Other	10.4	4.2
Prepaid expenses	0.6	0.8
Property and equipment	—	34.3
Inventory	21.6	15.5
Gross deferred tax assets	400.5	451.8
Valuation allowance	196.1	173.4
Deferred tax assets after valuation allowance	$204.4	$278.4

Goodwill	82.6	88.2
Property and equipment	8.4	—
Other	6.2	(1.3)
Gross deferred tax liabilities	97.2	86.9
Net deferred tax assets	$107.2	$191.5

Consolidated Balance Sheets Classification
Deferred income taxes – noncurrent asset	170.5	248.8
Deferred income taxes – noncurrent liability (included within "Other Liabilities")	(63.3)	(57.3)
Net deferred tax asset	$107.2	$191.5

Significant judgment is required in determining the worldwide provision for income taxes, and there are many transactions for which the ultimate tax outcome is uncertain. It is the Company’s policy to establish provisions for taxes that may become payable in future years, including those due to an examination by tax authorities. The Company establishes the provisions based upon management’s assessment of exposure associated with uncertain tax positions. The provisions are analyzed at least quarterly and adjusted as appropriate based on new information or circumstances in accordance with the requirements of ASC 740.
A reconciliation of the beginning and ending gross amount of unrecognized tax benefits is as follows:

	July 1, 2017	July 2, 2016	June 27, 2015
	(millions)
Balance at beginning of fiscal year	$138.6	$168.1	$170.7
Gross increase due to tax positions related to prior periods	2.7	25.5	5.4
Gross decrease due to tax positions related to prior periods	(2.7)	(4.4)	(1.1)
Gross increase due to tax positions related to current period	8.1	8.7	16.5
Decrease due to lapse of statutes of limitations	(39.5)	(59.0)	(21.1)
Decrease due to settlements with taxing authorities	(13.1)	(0.3)	(2.3)
Balance at end of fiscal year	$94.1	$138.6	$168.1

Of the $94.1 million ending gross unrecognized tax benefit balance as of July 1, 2017, $83.6 million relates to items which, if recognized, would impact the effective tax rate. Of the $138.6 million ending gross unrecognized tax benefit balance as of July 2, 2016, $111.1 million relates to items which, if recognized, would impact the effective tax rate. As of July 1, 2017 and July 2, 2016, gross interest and penalties payable was $24.1 million and $29.0 million, respectively, which are included in Other liabilities. During fiscal 2017, fiscal 2016 and fiscal 2015, the Company recognized gross interest and penalty income of $2.8 million, gross interest and penalty expense of $11.5 million and gross interest and penalty income of $0.1 million, respectively.
The Company files income tax returns in the U.S. federal jurisdiction, as well as various state and foreign jurisdictions. Tax examinations are currently in progress in select foreign and state jurisdictions that are extending the years open under the statutes of limitation. Fiscal years 2014 to present are open to examination in the U.S. federal jurisdiction, fiscal 2009 to present in select state jurisdictions and fiscal 2004 to present in select foreign jurisdictions. The Company anticipates that one or more of these audits may be finalized and certain statutes of limitation may expire in the foreseeable future. However, based on the status of these examinations, and the average time typically incurred in finalizing audits with the relevant tax authorities, we cannot reasonably estimate the impact these audits may have in the next 12 months, if any, to previously recorded uncertain tax positions. We accrue for certain known and reasonably anticipated income tax obligations after assessing the likely outcome based on the weight of available evidence. Although we believe that the estimates and assumptions we have used are reasonable and legally supportable, the final determination of tax audits could be different than that which is reflected in historical income tax provisions and recorded assets and liabilities. With respect to all jurisdictions, we believe we have made adequate provision for all income tax uncertainties.
For the years ended July 1, 2017 and July 2, 2016, the Company had net operating loss carryforwards in foreign tax jurisdictions of $715.3 million and $593.4 million, the majority of which can be carried forward indefinitely. The deferred tax assets related to the carryforwards have been reflected net of $196.1 million and $173.4 million valuation allowances at July 1, 2017 and July 2, 2016, respectively. The Company's valuation allowance increased by $22.7 million in fiscal 2017 and increased by $3.6 million in fiscal 2016, primarily as a result of actual or anticipated results in foreign jurisdictions.
The total amount of undistributed earnings of foreign subsidiaries as of July 1, 2017 and July 2, 2016, was $2.91 billion and $2.39 billion, respectively. It is the Company’s intention to permanently reinvest undistributed earnings of its foreign subsidiaries and thereby indefinitely postpone their remittance. Accordingly, no provision has been made for foreign withholding taxes or United States income taxes which may become payable if undistributed earnings of foreign subsidiaries are paid as dividends. Determination of the amount of unrecognized deferred income tax liabilities on these earnings is not practicable because such liability, if any, is subject to many variables and is dependent on circumstances existing if and when remittance occurs.